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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported:  May 22, 1997


                            FIRST DATA CORPORATION
            (Exact name of registrant as specified in its charger)


         Delaware                   1-11073                   47-0731996
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(State of other jurisdiction      (Commission             (IRS Employer or
incorporation)                     File Number)           Identification No.)



401 Hackensack Avenue, Hackensack, New Jersey                  07601
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code         (201) 525-4700
                                                        --------------------


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(Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On May 22, 1997, the Company released two press releases which are attached as
Exhibit 99.1 and Exhibit 99.2. The first release announces that the Company's Board of Directors has authorized redemption of the 5% Senior Convertible Preferred Debentures Due 1999 issued by its subsidiary First Financial Management Corporation and the repurchase of up to 20.4 million shares of the Company's common stock to be used to satisfy anticipated conversions of the Debentures. The second release announces the Company's agreement to divest its First Health Strategies and First Health business units.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST DATA CORPORATION

                                       By: /s/ Thomas A. Rossi
                                          --------------------
                                          Thomas A. Rossi
                                          Assistant Secretary

Dated: May 23, 1997


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                                 EXHIBIT INDEX


Exhibit No.      Description                                            Page
-----------      -----------                                            ----

   99.1          First Data Corporation Announces Stock Repurchase
                 Program.                                                 5

   99.2          First Data Corporation to Divest First Health Units      6



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